Exhibit 10.1

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

FIFTH AMENDMENT OF

THE LICENSE AND COLLABORATION AGREEMENT

This FIFTH AMENDMENT OF THE LICENSE AND COLLABORATION AGREEMENT (this “Fifth Amendment”) is made and effective as of May 2nd, 2017 (the “Fifth Amendment Effective Date”) by and between Miragen Therapeutics, Inc., a corporation organized and existing under the laws of Delaware, having its principal place of business at 6200 Lookout Rd., Boulder, CO 80301, USA (“Miragen”) on the first part, and Les Laboratoires Servier, a corporation organized and existing under the laws of France, having offices at 50 rue Carnot, 92284 Suresnes cedex France and Institut de Recherches Servier, a corporation organized and existing under the laws of France, having offices at 3 rue de la République, 92150 Suresnes, France (these two entities jointly referred to as “Servier”) on the second part. Servier and Miragen are referred to in this Agreement individually as a “Party” and collectively as the “Parties.”

WHEREAS, Miragen and Servier are parties to that certain License and Collaboration Agreement, dated October 13, 2011 as amended by First Amendment dated May 13, 2013, and Second Amendment dated May 13, 2014, Third Amendment dated May 28, 2015, and Fourth Amendment dated September 22, 2016 (the “Collaboration Agreement”), pursuant to which the Parties established a collaboration for the research, development and commercialization of products directed at miRNA targets for the treatment of cardiovascular diseases;

WHEREAS, the Parties have determined that the existing Targets miR-208/499, miR-15/195 and [*] are no longer suitable as Targets under the Collaboration Agreement and wish to select microRNA-92 as the Replacement Target for miR-208/499; and

WHEREAS, the Parties also wish to amend certain other terms and condition of the Collaboration Agreement, all as set forth below.

NOW THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this Fifth Amendment, the Parties agree as follows:

1.	Unless otherwise indicated, capitalized terms used but not defined herein shall have the meanings set forth in the Collaboration Agreement.

2.

The Parties acknowledge that, pursuant to Section 4.6(d) of the Collaboration Agreement, the JSC has determined that the microRNA-208/499, microRNA-15/195 and [*] are no longer suitable as Targets. Therefore, the Parties agree that, as of the Fifth Amendment Effective Date, microRNA-208/499, microRNA-15/195 and [*] shall no longer be deemed Targets under the Collaboration Agreement. As a consequence, the Parties shall comply with Sections 4.6(d)(i) through (vii) of the Collaboration Agreement (as previously amended) with respect to the termination of microRNA-208/499, microRNA-15/195 and [*]. In all of the foregoing cases, [*] shall be treated as if it were microRNA-

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208/499 or microRNA-15/195 (e.g. Servier’s license and rights pertaining to the [*] target family shall terminate pursuant to Section 4.6(d)(i), Servier shall assign to Miragen pursuant to Section 4.6(d)(iii) all Inventions related to the [*] target family and all data and results generated by Servier with respect to the [*] target family, and so on) rather than the Replacement Target for the Third Target and such treatment shall not affect the rights that accrued to Miragen when the Third Target was removed as a Target pursuant to the Second Amendment.

3.	Pursuant to Section 4.6(d) of the Collaboration Agreement, the Parties hereby select microRNA-92 as the Replacement Target for microRNA-208/499. Therefore, the Parties agree that, as of the Fifth Amendment Effective Date, microRNA-92 shall be deemed a Target under the Collaboration Agreement. As a consequence, the Parties shall comply with Sections 4.6(d)(viii) through (x) of the Collaboration Agreement (as previously amended) with respect to the selection of microRNA-92 as a Replacement Target. The Parties acknowledge that pursuant to that certain letter agreement between Miragen and Santaris, dated March 1, 2014, microRNA-92 has been accepted by Santaris for inclusion in the Santaris Agreement as Existing Target [*] 3 (as defined under the Santaris Agreement). Therefore, Servier acknowledges that Miragen has fulfilled its obligation under Section 4.6(d)(x) to obtain a license from Santaris to incorporate Santaris’ LNA technology into Licensed Product directed to microRNA-92, which license can be sublicensed to Servier, without further payment by Servier, under the terms of this Agreement. Miragen as of the 5th Amendment Effective Date represents and warrants that the microRNA-92 target has not been replaced following the terms of the abovementioned letter dated March 1, 2014.

The Research Plan (Exhibit C) and Development Plan (Exhibit D) are hereby amended and updated to exclude the research and Development activities related to microRNA-208/499, microRNA-15/195 or [*].

4.	The Parties have decided to update and amend the Research Plan (Exhibit C) and Development Plan (Exhibit D) following additional discussions to include the research and Development activities related to microRNA-92 as the Replacement Target for microRNA-208/499, as required by Section 4.6(d)(ix) of the Collaboration Agreement. In the abovementioned Development Plan, the Parties also document the identity of one Licensed Product that shall be deemed to have been selected as a Selected Licensed Product pursuant to Section 3.5(c). Therefore, the Parties replace the Research Plan (Exhibit C) with the amended Research Plan set forth in Schedule 3 hereto and the Parties replace the Development Plan (Exhibit D) with the amended Development Plan set forth in Schedule 4 hereto.

5.	Section 4.6(e) of the Collaboration Agreement is hereby deleted and replaced in its entirety with the following:

“(e) The Parties’ right to replace microRNA-15/195 with a Replacement Target pursuant to Section 4.6(d) shall commence on the Effective Date and expire on September 30, 2019 (or a longer period as may be agreed in writing by the Parties). For clarity, the Replacement Target(s), including microRNA-92, may not be replaced.”

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6.	Section 1.57 (the definition of “Licensed Oligo”) of the Collaboration Agreement is hereby deleted and replaced in its entirety with the following:

“1.57 “Licensed Oligo” means any oligonucleotide identified by Miragen either prior to the Effective Date or during the course of Miragen’s performance of the Research Plan, in each case as a direct and selective modulator of a Target, and with respect solely to the Target microRNA-92, shall also include any oligonucleotide identified by Miragen between the Effective Date and Fifth Amendment Effective Date as a direct and selective modulator of such Target.”

7.	Section 1.110 (the definition of “Target”) of the Collaboration Agreement is hereby deleted and replaced in its entirety with the following:

“1.110 “Target” means each of the two microRNA target families identified below (as further described in Exhibit B):

(a)	microRNA-92, and

(b)	if the Parties choose a Replacement Target for microRNA-15/195 (which is no longer a Target) in accordance with Section 4.6, such Replacement Target.”

8.	Section 1.120 (the definition of “Upstream License Agreement”) is hereby deleted and replaced in its entirety with the following:

“1.120 “Upstream License Agreements” means, as of the Fifth Amendment Effective Date, the Santaris Agreement and the T2Cure Agreement. Upon the selection of a Replacement Target for microRNA-15/195, the Parties shall amend this definition as necessary to add all additional license agreements between Miragen and a Third Party entered into before the Effective Date pursuant to which Miragen has a sublicenseable license to Miragen Therapeutic IP that covers such Replacement Target or Licensed Oligos that directly and selectively modulate such Replacement Target. Upon termination of a Target, the Parties shall amend this definition to remove all license agreements between Miragen and a Third Party pursuant to which Miragen has a sublicenseable license to intellectual property that is no longer Miragen Therapeutic IP because it covers a member of the microRNA target family that was terminated or Licensed Oligos that directly and selectively modulate such member.”

9.	Section 1.121 (the definition of “Upstream Licensor”) is hereby deleted and replaced in its entirety with the following:

“1.121 “Upstream Licensor” means, as of the Fifth Amendment Effective Date, Santaris and T2Cure. The Parties shall amend this definition together with the amendment of the definition of “Upstream License Agreements” so that the entities included in this definition are the Third Parties that granted licenses to Miragen under the agreements that are then included in the definition of Upstream License Agreements.”

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10.	Section 4.2 of the Collaboration Agreement is hereby deleted and replaced in its entirety with the following:

“4.2 Research Term. The term of the Research Collaboration (“Research Term”) shall commence on the Effective Date and continue until the later of (a) September 30, 2019 and (b) completion of the Research Plan.”

11.	The last sentence of Section 4.3 of the Collaboration Agreement, which was added pursuant to the Fourth Amendment, is hereby deleted and replaced in its entirety with the following:

“Miragen acknowledges and agrees that the current Research Budget allows Miragen to carry out the research activities entrusted to Miragen until December 31, 2016. The Parties will update the Research Budget according to the agreed Research Plan for the period starting January 1, 2017 and ending at the end of the Research Term.”

12.	The following sentence is hereby added to the end of Section 5.4(a) of the Collaboration Agreement:

“Notwithstanding the foregoing, Miragen shall be responsible for [*] of Pre-Phase 3 Costs that it incurs during the third calendar quarter of 2017 as set forth in the Development Budget in the amended Development Plan attached hereto as Exhibit D, and Servier [*] for such Pre-Phase 3 Costs.”

13.	The following sentence is hereby added to the end of Section 9.3(a) of the Collaboration Agreement:

“Notwithstanding the foregoing, miRagen agrees to invoice Servier for [*] costs associated with the manufacture and production of MRG-110 drug product that is scheduled to commence in [*] (currently estimated to be approximately [*]) when the drug product is delivered and ready for use, which is forecasted to be [*].”

14.	The following Section 9.4(e) is hereby added to the Collaboration Agreement:

“9.4(e) Development Plan Milestone. Servier shall pay to Miragen a one-time, non-refundable, non-creditable payment of [*] upon the earlier of: (i) completion of the [*] set forth in the amended Development Plan attached hereto as Exhibit D and (ii) November 15, 2017. Notwithstanding Section 9.6, such payment shall be made in U.S. dollars.”

15.	Exhibit A of the Collaboration Agreement is hereby deleted and replaced in its entirety with Schedule 1 attached hereto.

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

16.	Exhibit B of the Collaboration Agreement is hereby deleted and replaced in its entirety with Schedule 2 attached hereto.

17.	The following definitions are hereby added to the Collaboration Agreement:

“1.128 “T2Cure” means T2Cure, GmbH, a German limited liability corporation.

1.129 “T2Cure Agreement” means that certain License and Collaboration Agreement between Miragen and T2Cure, dated October 20, 2010, as amended.”

18.	The Parties hereby amend Exhibit F (Certain Terms of Upstream Licenses) of the Collaboration Agreement by (a) deleting the provisions therein relating to the UNC Agreement and UT Southwestern Agreements and (b) adding the following provisions relating to the T2Cure Agreement:

“T2Cure Agreement

1.	Miragen’s license under the T2Cure Agreement is limited to human therapeutic, prophylactic and diagnostic uses through modulation of microRNA-92 by administration of a compound that inhibits or enhances microRNA-92 and it [*], and therefore the sublicense granted by Miragen to Servier pursuant to Section 2.1(a) and (b) with respect to Miragen Therapeutic IP or Miragen Companion Diagnostic IP licensed to Miragen pursuant to the T2Cure Agreement is subject to [*].

2.	In the event that T2Cure in-licenses any third party intellectual property during the term of the T2Cure Agreement that is necessary and/or reasonably useful for the development, manufacture or commercialization of Licensed Product and has the right to grant Miragen a sublicense, and Miragen requests such third party intellectual property to be added to Miragen’s license under Section 2.3 of the T2Cure Agreement, such third party intellectual property shall be included in the sublicense granted by Miragen to Servier under this Agreement, at no additional cost for Servier.

3.	Under Section 3.5 of the T2Cure Agreement, Miragen has the obligation to supply T2Cure with [*] for certain non-commercial research purpose. If Servier [*], Servier shall reasonably cooperate with Miragen, at Miragen’s costs, to enable Miragen to fulfill its supply obligation under Section 3.5 of the T2Cure Agreement. Miragen represents and warrants that, according to the agreement between Miragen and the recipient of [*] to be used for certain non-commercial research purpose, Miragen owns all intellectual property rights arising from the research conducted by the recipient to date using [*]. Therefore, such intellectual property is Controlled by Miragen and will be automatically included in the license granted to Servier under Section 2.1(a) of the Collaboration Agreement if it satisfies the criteria set forth in the definition of “Miragen Therapeutic IP” or the license granted to Servier under Section 2.1(b) of the Collaboration Agreement if it satisfies the criteria set forth in the definition of “Miragen Companion Diagnostic IP”.

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.	If the T2Cure Agreement is terminated at time when Servier holds a sublicense under the license granted to Miragen pursuant to the T2Cure Agreement (i.e. after the Fifth Amendment Effective Date and prior to termination, if any, of the Collaboration Agreement in its entirety or with respect to microRNA-92) and such termination results in a termination of Miragen’s license, then Servier’s sublicense and other rights with respect to the intellectual property licensed by T2Cure to Miragen will also terminate. Upon Servier’s request, Miragen shall cooperate with Servier and T2Cure in good faith to put in place a letter agreement among T2Cure, Miragen and Servier to provide that in the event Miragen’s rights under the T2Cure Agreement are terminated for whatsoever reason with respect to the modulation of microRNA-92 in the Territory and such termination occurs at time when Servier holds a sublicense under the license granted to Miragen pursuant to the T2Cure Agreement (i.e. after the Fifth Amendment Effective Date and prior to termination, if any, of the Collaboration Agreement in its entirety or with respect to microRNA-92), at Servier’s request, T2Cure and Servier shall enter into an agreement in which Servier will have rights and obligations similar to those of Miragen under such terminated T2Cure Agreement with respect to the modulation of microRNA-92 in the Territory; provided that none of T2Cure, Miragen and Servier shall have any obligation to enter into such agreement except on such terms as are acceptable to it in its sole discretion.

5.	As required by Section 4.9 of the T2Cure Agreement, Servier hereby grants T2Cure the right to inspect and audit its books and records relating to Net Sales of Licensed Products in the same manner as (and in addition to) Miragen’s right to inspect and audit its books and records set forth in Section 9.9 of this Agreement.

6.	Notwithstanding the patent prosecution provision set forth in Section 10.2 of this Agreement, T2Cure has the first right to file, prosecute and maintain the Miragen Patents that are licensed to Miragen by T2Cure under the T2Cure Agreement (the “T2Cure Patents”) and Miragen will only have the right to file, prosecute and maintain any of the T2Cure Patents following receipt of notice from T2Cure that it has determined not to file, prosecute or maintain such T2Cure Patent. Miragen will notify Servier promptly upon receipt of any such notice. During the time that T2Cure is exercising its first right to file, prosecute and maintain any T2Cure Patent, Miragen’s obligations under Section 10.2(a)(i) with respect to such T2Cure Patents shall be limited to providing information, correspondence and draft filings received from T2Cure with respect to such T2Cure Patents and considering in good faith Servier’s timely comments with respect thereto prior to submitting its comments to T2Cure. Miragen acknowledges that Servier would like [*] to be validated in [*]. Therefore, if T2Cure determines not to validate or maintain [*] in [*], Miragen shall take the responsibility, at Servier’s expense, for validating and maintaining [*] in [*], for which Miragen has incurred an estimated [*] in costs to date.

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.	Notwithstanding the patent enforcement provision set forth in Section 10.3 of this Agreement, the T2Cure Agreement provides Miragen with the first right to enforce the T2Cure Patents (which right Miragen may exercise through an Affiliate or third party sublicensee) and T2Cure with the right to enforce any T2Cure Patent if Miragen and its Affiliates and third party sublicensees fail to bring a suit or otherwise take action with respect to infringement of such T2Cure Patent within [*] days after Miragen or T2Cure provides notice of such infringement. Servier acknowledges that its first right to bring and control a legal action with respect to a Product Infringement involving a T2Cure Patent shall be through the exercise of Miragen’s first right to enforce such T2Cure Patent pursuant to the T2Cure Agreement. If Servier, Miragen and Miragen’s Affiliates do not exercise Miragen’s first right to enforce any T2Cure Patent during the applicable [*]-day period described above, then, notwithstanding Section 10.3, Servier, Miragen and Miragen’s Affiliates shall no longer have the right to bring and control any legal action in connection with the Product Infringement of such T2Cure Patent, and any action brought by T2Cure with respect to such T2Cure Patent shall not be considered an enforcement action under Section 10.3. Upon Servier’s request, Miragen shall cooperate with Servier and T2Cure in good faith to put in place a letter agreement among T2Cure, Miragen and Servier to provide that, in the event that Servier, Miragen and Miragen’s Affiliates do not exercise Miragen’s first right to enforce any T2Cure Patent during the applicable [*]-day period described above, then T2Cure shall not have the right to bring and control any legal action in connection with such infringement even at its own expense if Servier and/or Miragen reasonably object(s) to such action for likely having a material adverse effect upon its/their development and/or commercialization of modulators of microRNA-92in its/their territory; provided that none of T2Cure, Miragen and Servier shall have any obligation to enter into such agreement except on such terms as are acceptable to it in its sole discretion. Notwithstanding Section 10.3(f), T2Cure is entitled to receive reimbursement for its costs and expenses in connection with any action to enforce a T2Cure Patent and such reimbursement shall occur prior to any sharing between the Parties as specified in Section 10.3(f). If Miragen and/or Servier bring and control a legal action with respect to a Product Infringement involving a T2Cure Patent and T2Cure is legally required to join this legal action in connection with the Product Infringement of a T2Cure Patent, T2Cure will be entitled to have its expenses paid; any amounts incurred by a Party in paying such expenses of T2Cure shall be deemed to be such Party’s costs and expenses in connection with such legal action and such Party shall be reimbursed for such costs and expenses prior to any sharing between the Parties as specified in Section 10.3(f).

8.	Notwithstanding Miragen’s confidentiality obligations under Article 11 of this Agreement, Miragen shall have the right to disclose certain Confidential Information of Servier to the extent required for Miragen to comply with the notice and reporting obligations to T2Cure under the T2Cure Agreement, including with regard to the development of Licensed Product directed to microRNA-92, payments due to T2Cure (including milestone payments, sublicense payment, calculation of net sales and royalties), and infringement and enforcement of T2Cure Patents.”

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

19.	This Fifth Amendment amends the terms of the Collaboration Agreement as expressly provided above, and the Collaboration Agreement, as so amended and including all of its other terms and provisions that are not amended, remains in full force and effect and sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto with respect to the subject matter of the Collaboration Agreement and supersedes, as of the Fifth Amendment Effective Date, all prior and contemporaneous agreements and understandings between the Parties with respect to the subject matter of the Collaboration Agreement. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as set forth in the Collaboration Agreement (as further amended by this Fifth Amendment).

20.	The validity, performance, construction, and effect of this Fifth Amendment shall be governed by and construed under the laws of Germany, without giving effect to any choice of law principles that would require the application of the laws of a different state.

21.	This Fifth Amendment may be executed in one (1) or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

{Signature page follows}

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties intending to be bound have caused this Fifth Amendment to be executed by their duly authorized representatives as of the Fifth Amendment Effective Date.

Miragen Therapeutics, Inc.		Les Laboratoires Servier

By:		By:
Name:	William S. MARSHALL	Name:	Christian BAZANTAY
Title:	President and CEO	Title:	Proxy

By:
		Name:	Eric FALCAND
		Title:	Proxy

Institut de Recherches Servier

By:
		Name:	Emmanuel CANET
		Title:	President Research and Development

[SIGNATURE PAGE OF THE FIFTH AMENDMENT OF THE LICENSE AND COLLABORATION AGREEMENT BY AND BETWEEN MIRAGEN THERAPEUTICS, INC. AND LES LABORATOIRES SERVIER]

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 1

EXHIBIT A: EXISTING MIRAGEN PATENTS

Miragen Case No. Publication No. Publication Date	Application No. Filing Date	Inventors Assignee	Title
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 2

Exhibit B: Target

Description of microRNA-92:

Target Family: Full length RNA sequence: miRBase name: miRBase number:	miR-92a UAUUGCACUUGUCCCGGCCUGU hsa-miR-92a-3p MIMAT0000092
Target Family: Full length RNA sequence: miRBase name: miRBase number:	miR-92b UAUUGCACUCGUCCCGGCCUCC hsa-miR-92b-3p MIMAT0003218

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 3

Exhibit C: Amended Research Plan

As of the Fifth Amendment Effective Date, there are no longer research activities to be described in the Amended Research Plan.

At any time during the Collaboration Agreement, the Parties will have the opportunity to defined, by mutual agreement an Amended Research Plan containing research activities to be performed within the framework of the Collaboration Agreement. In such case, the Parties shall define and approve such Amended Research Plan as well as the budget associated in an amendment to the Collaboration Agreement.

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 4

This Page Intentionally Left Blank

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit D: Amended Development Plan

Development Plan

The overall goal is to discover and advance into development new miRNA-targeting oligonucleotide drugs for the treatment of heart failure and other vascular diseases. [*]

[*]

Servier and miRagen have agreed upon the following Development Plan outline which includes:

A. [*]

B. [*]

C. [*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

2.1.1. [*]

•	[*]

2.1.2. [*]

•	[*]

2.1.3. [*]

•	[*]

2.1.4. [*]

•	[*]

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[*]

2.2.1. [*]

•	[*]

[*]

2.3.1. [*]

•	[*]

2.3.2. [*]

•	[*]

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.3.3. [*]

[*]

•	[*]

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.3.4. [*]

•	[*]

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

111277A5/MGAU/PTCE

[*]

[*]

[*]

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